FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 747-2008

SUPPLEMENT DATED APRIL 30, 2021

TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2021

Effective May 1, 2021, the following portfolio manager additions are implemented for the Fund as indicated below. The information is included (and if inconsistent, replaces) the information included in the section entitled “Investment Advisory and Other Services—Portfolio Managers.” Please review these matters carefully.

Matthew McLennan, Kimball Brooker Jr., Christian Heck and Al Barr manage the First Eagle Overseas Variable Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in the Fund**	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	5 accounts with assets of $65.7 billion	None	7 accounts with assets of $11.9 billion	13 accounts with assets of $6.7 billion
Kimball Brooker, Jr.	5 accounts with assets of $64.8 billion	None	8 accounts with assets of $14.7 billion	13 accounts with assets of $6.7 billion
Christian Heck***	2 accounts with assets of $15.3 billion	None	None	None
Al Barr***	1 account with assets of $14.8 billion	None	None	None

*	The data provided herein includes the Fund and the First Eagle Funds, where applicable.

** While Messrs. McLennan, Brooker, Heck and Barr are not invested in the Fund (because they have elected not to invest through a Variable Contract), they have substantial investments in the First Eagle Overseas Fund, a registered investment company managed by Messrs. McLennan, Brooker, Heck and Barr, that follows a strategy similar to the Fund.

*** The information is provided as of March 31, 2021.

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of the Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s Global Value Team. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of Messrs. McLennan, Brooker, Heck and Barr have received profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

In addition, Kimball Brooker, Jr. joins Matthew McLennan as a Co-Head of the First Eagle Global Value Team. Accordingly, Kimball Brooker, Jr. and Matthew McLennan are each referred to as Co-Head of the First Eagle Global Value Team.

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The information in this Supplement modifies the First Eagle Variable Funds’ Statement of Additional Information dated April 30, 2021. Except as noted above, no other provisions of the Statement of Additional Information are modified by this Supplement.